1 LITTELFUSE COMPLETES ACQUISITION OF CARLING TECHNOLOGIES November 30, 2021

2Littelfuse, Inc. © 2021 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com/sec.cfm. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littefuse, Inc.'s (“Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 26, 2020. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 26, 2020, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

3Littelfuse, Inc. © 2021 CARLING TECHNOLOGIES OVERVIEW  Global leader in switching, circuit protection, & power distribution technologies  Annualized sales of ~$170 million  Strong presence in end markets – Transportation: on/off-highway commercial vehicles & marine – Communications infrastructure: datacom/telecom  Worldwide operations with ~2,800 employees – Primary manufacturing facilities in Mexico, China, & US  Diverse OEM & distributor customer base of 600+

4Littelfuse, Inc. © 2021 Switches Power Distribution Units Circuit Breakers Consistent with strategic M&A priorities ACQUIRED NOVEMBER 2021 NOW PART OF ACQUISITION RATIONALE

5Littelfuse, Inc. © 2021 LITTELFUSE & CARLING TECHNOLOGIES: COMBINATION OF TWO INDUSTRY LEADING BRANDS STRENGTHENS COLLECTIVE MARKET POSITION  Economies of scale to leverage technologies & other investments  Optimization of customer facing & operational structures, leveraging respective strengths  Added operational infrastructure aligned with global customer base Enables Combined Critical Scale Accelerates Growth in Strategic Applications & Markets  Expands addressable market with addition of market leading electromechanical & electronic switching, & circuit breaker technologies  Strengthens engineering, design & test capabilities in switching, controls & software/firmware applications Expansion of Technologies & Capabilities  Significant expansion of in-vehicle electronification in transportation markets:  Commercial vehicles  Heavy-duty truck  Construction  Agriculture  Marine  Strengthened position in 5G telecom, data center & cloud communications infrastructure markets Leverages Complementary Customers & Channels  Expands customer penetration through complementary & new OEM relationships  Significant overlap in global distribution partnerships bolsters position in channel  Increased after-market penetration leveraging Littelfuse relationships